               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

             Gyrodyne Company of America, Inc.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5) Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                        GYRODYNE COMPANY OF AMERICA, INC.
                                 102 FLOWERFIELD
                           SAINT JAMES, NEW YORK 11780


                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS
                                  TO BE HELD ON

                                NOVEMBER 11, 2004

TO THE SHAREHOLDERS OF GYRODYNE COMPANY OF AMERICA, INC.

NOTICE IS HEREBY GIVEN, pursuant to the Bylaws, that the Annual Meeting of Shareholders (the "Annual Meeting") of Gyrodyne Company of America, Inc. (the "Company"), will be held at Flowerfield Celebrations, Mills Pond Road, Saint James, New York 11780, on Thursday, November 11, 2004 at 11:00 o'clock in the forenoon, Eastern Time.

The purpose of the Annual Meeting is to consider and vote upon the following matters:

     1.  To elect three (3) directors to a three year term of office, and one
         (1) director to a one year term of office; or until their successors shall be duly elected and qualified;

     2. To ratify the engagement of Holtz Rubenstein Reminick LLP, independent accountants, as auditors of the Company and its subsidiaries for the Fiscal Year ending April 30, 2005; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. By order of the Board of Directors, only Shareholders of Record at the close of business September 24, 2004 are entitled to notice of and to vote at the Annual Meeting, or any adjournment thereof. Enclosed in this mailing are the Notice of the 2004 Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Attendance Registration.

To obtain an admittance card for the Meeting, please complete the enclosed Attendance Registration form and return it with your Proxy Card. If your shares are held by a bank or broker, you may obtain an admittance card by returning the Attendance Registration form they forwarded to you. If you do not receive an Attendance Registration form, you may obtain an admittance card by sending a written request, accompanied by proof of share ownership, to the undersigned. For your convenience, we recommend that you bring your admittance card to the Annual Meeting so you can avoid registration and proceed directly to the Annual Meeting. However, if you do not have an admittance card by the time of the Annual Meeting, please bring proof of share ownership to the registration area where our staff will assist you.


                                        By Order of the Board of Directors,

                                        Peter Pitsiokos, Corporate Secretary

October 13, 2004

                             YOUR VOTE IS IMPORTANT

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WE ENCOURAGE YOU TO SIGN, DATE AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING. GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING, BUT WILL HELP ASSURE A QUORUM AND AVOID FURTHER PROXY SOLICITATION COSTS. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO SHAREHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY. FOR IDENTIFICATION PURPOSES, "STREET NAME" SHAREHOLDERS WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS


                                     GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Gyrodyne Company of America, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held November 11, 2004 at 11:00 a.m., Eastern Time at Flowerfield Celebrations, Mills Pond Road, Saint James, New York 11780 and at any and all adjournments thereof.


                          VOTING SECURITIES AND PROXIES

The Board has fixed the close of business on September 24, 2004 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The securities which may be voted at the Annual Meeting consist of shares of common stock, par value $1.00 per share, of the Company (the "Common Stock"). Holders of Common Stock are entitled to one vote per share. Shareholders do not have cumulative voting rights. It is necessary for a quorum that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. The number of shares of Common Stock, the Company's only authorized class of stock, outstanding on the Record Date was 1,168,241. This Proxy Statement and the enclosed proxy card were mailed starting on or about October 13, 2004.

Proxies solicited by the Board will be voted in accordance with the instructions given therein. Where no instructions are indicated, proxies will be voted "FOR" the election of the nominees for director. Directors shall be elected by a plurality of the votes cast. The appointment of independent accountants will be ratified by a majority of the votes cast. If you do not return your duly signed proxy card, your shares cannot be voted unless you attend the Annual Meeting and vote in person or present a duly signed proxy at the Annual Meeting. Proxies solicited hereby will be tabulated by inspectors of election designated by the Board of Directors, who will not be directors or officers of the Company. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

Management does not know of any other matters that may be presented. If any other matters properly come before the Annual Meeting or adjournments thereof, the persons named in the enclosed proxy will vote on such matters in accordance with their best judgment pursuant to the discretionary authority included in the proxy.

The cost of soliciting proxies will be paid by the Company. In addition to solicitation by mail, officers, directors, and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, by fax or in person. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation materials to their principals and the Company will reimburse the expense of so doing. In addition, Mackenzie Partners Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $5,000 plus out-of-pocket expenses.

Any shareholder executing the enclosed proxy has the right to revoke it at any time prior to its exercise by delivering to the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to attend the Annual Meeting and to vote personally at the Annual Meeting.

           CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS
                             IN THIS PROXY STATEMENT


This Proxy Statement and the documents incorporated by reference into this Proxy Statement contain forward-looking statements about Gyrodyne within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements containing the words "believes," "anticipates," "estimates," "expects," "intends," "plans," "seeks," "will," "may," "should," "would," "projects," "predicts," "continues" and similar expressions or the negative of these terms constitute forward-looking statements that involve risks and uncertainties. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking these safe harbor provisions. Such statements are based on current expectations and are subject to risks, uncertainties and changes in condition, significance, value and effect. Such risks, uncertainties and changes in condition, significance, value and effect could cause Gyrodyne's actual results to differ materially from those anticipated events. Except as may be required under federal law, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur.

                DISCUSSION OF PROPOSALS RECOMMENDED BY THE BOARD


                              ELECTION OF DIRECTORS
                                  (Proposal 1)

The By-Laws of the Company provide that there shall be not less than three (3), nor more than nineteen (19), directors. The Board of Directors of the Company consists of seven (7) directors and is divided into three (3) classes of directors serving staggered terms of office with each class to consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. Upon the expiration of the term of office for a class of directors, the nominees for that class are elected for a three (3) year term to serve until the election and qualification of their successors. At the meeting, three (3) directors of the Company are to be elected to three-year terms, and one (1) director of the Company is to be elected to a one-year term, each to serve until his or her successor is elected and has qualified. The Board of Directors of the Company has nominated the following persons to three (3) year terms: Ronald J. Macklin, Philip F. Palmedo and Stephen V. Maroney, and has nominated Elliot H. Levine to a one (1) year term. All of the nominees are members of the present Board of Directors of the Company, with terms expiring at the meeting. Each properly executed proxy received will be voted for the election of the four (4) nominees named below as directors to serve until the designated Annual Meeting of Shareholders shown below or until their respective successors shall be elected and shall qualify. The nominees have consented to be named as nominees in the Proxy Statement and to serve as directors if elected.

Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board.

Information concerning the nominees and continuing directors of the Company, showing the year when first elected as a director of the Company, the age, principal occupation and principal affiliations, is as follows. Unless otherwise indicated, each of the following persons has held his or her present position for the last five years.

Nominees
--------

Term Expiring in 2007
Ronald J. Macklin                   Assistant General Counsel, Keyspan Corporate Services, a wholly
Director since 2003                 owned subsidiary of Keyspan Corporation, October 2003 to present;
Age: 42                             various positions within the Office of General Counsel of Keyspan
                                    Corporate Services, 1991 to October 2003

Term Expiring in 2007
Philip F. Palmedo                   Chairman of the Board, International Resources Group; Director,
Director since 1996                 EHR Investments; President, Palmedo Associates; Director,
Age: 70                             Stony Brook Foundation

Term Expiring in 2007
Stephen V. Maroney                  President, CEO and Treasurer of the Company, March 14, 1999 to pre
Director since 1996                 sent; Director of real estate development for the Company, June 1996
Age: 62                             to March 1999; former President of Extebank, a Long Island based commercial bank

Term Expiring in 2005
Elliot H. Levine                    Senior member, Levine & Seltzer LLP
Age: 51                             Mr. Levine was recommended to the Board of Directors for nomination by
                                    Mr. Bruce Sherman, a beneficial owner of morn than 5% of the Company's Common
                                    Stock. The nominating committee accepted Mr. Levine's nomination and recommended
                                    Mr. Levine to the Board for election at the Meeting.

Continuing Directors
--------------------

Term Expiring in 2005
Robert H. Beyer                     Consultant, retired Naval Air Systems Command Engineer, retired
Director since 1977                 Captain, United States Naval Reserves, retired Technical
Age: 71                             Representative for the Company's former helicopter subsidiary

Term Expiring in 2006
Richard B. Smith                    Senior Vice President for Private Banking, Suffolk County National
Director since 2002                 Bank, May 2000 to present; District Manager for Private Banking,
Age: 50                             Key Bank, January 1989 to May 2000; Mayor of the Incorporated
                                    Village of Nissequogue, New York; Trustee of Smithtown
                                    Historical Society

Term Expiring in 2006
Paul L. Lamb                        Chairman of the Board of Directors of the Company
Director since 1997                 Partner, Lamb & Barnosky, LLP
Age: 59


--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR
     DIRECTOR. THIS IS IDENTIFIED AS ITEM 1 ON THE ENCLOSED PROXY CARD.

--------------------------------------------------------------------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders

The following table contains common stock ownership information for persons known by the Company to "beneficially own" 5% or more of the Company's common stock, par value $1.00 per share (the "Common Stock"), as of September 24, 2004. In general, beneficial ownership includes those shares that a person has the power to vote, sell or otherwise dispose of. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options) of the date this table was prepared. Two or more persons may be considered the beneficial owner of the same shares. We obtained the information provided in the following table from filings with the SEC and from the Company. In this Proxy Statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.

                                                          Type of             Number of        Percent of
                 Name and Address                        Ownership          shares Owned          Class

Bruce Sherman (A)
8889 Pelican Bay Blvd., Suite 500                       Beneficial             200,507           17.16%
Naples, Florida 34108

Gerard Scollan (B)                                      Beneficial             108,776            9.31%
80 Browns River Road
Sayville, NY 11782

Kellogg/Everest (C)
14 Wall Street, 27th Floor                              Beneficial             92,296             7.90%
New York, NY 10005

Private Capital Management, LP
8889 Pelican Bay Blvd., Suite 500                       Beneficial             77,105             6.60%
Naples, Florida 34108

Gyrodyne Company of America, Inc. (D)                   Beneficial             72,580             6.21%
St. James, NY 11780


(A) Includes the 77,105 shares held by Private Capital Management, LP's clients and managed by Private Capital Management, LP. Mr. Sherman is the CEO of Private Capital Management, LP and in this capacity he exercises shared dispositive and shared voting power with regard to the shares held by Private Capital Management, LP. Mr. Sherman disclaims beneficial ownership of the 77,105 shares held by Private Capital Management, LP's clients and disclaims the existence of a group.

(B) Includes 102,241 shares of Company Stock held by Lovin Oven Catering of Suffolk, Inc, of which Mr. Scollan is the majority shareholder.

(C) As of the close of business on August 30, 2004, Kellogg Capital Group, LLC and Everest Special Situations Fund, L.P. filed a joint Amended Schedule 13D with the Securities and Exchange Commission in which both companies may be deemed to own beneficially in the aggregate 92,296 shares of Gyrodyne stock.

(D) Since the Company has the authority to direct HSBC Bank, USA, the Trustee of the Gyrodyne Pension Plan, to vote the securities of the Company held by the Pension Fund, Gyrodyne Company of America, Inc. has been listed above as the beneficial owner of the 72,580 shares held by HSBC Bank, USA as Trustee for the Gyrodyne Pension Fund. The Board of Directors intends to instruct the trustees of the Pension Fund to vote "FOR" the election of the nominees for director and "FOR" ratification of the appointment of independent auditors.

Security Ownership of Directors, Executive Officers and Nominees

The following table sets forth as of September 24, 2004 the outstanding voting securities beneficially owned by the directors and executive officers individually and the number of shares owned by directors and executive officers as a group. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Common Stock listed next to their name.

                                                                      Amount and Nature of         Percentage of
                       Name & Positions with                          Beneficial Ownership          Common Stock
                            the Company                                                              Owned (A)
Stephen V. Maroney, President, CEO, Treasurer and Director                    94,573         (B)         7.61%
Peter Pitsiokos, Exec. Vice President, Secretary & General Counsel            39,675         (C)         3.33%
Robert H. Beyer, Director                                                     15,263         (D)         1.30%
Paul L. Lamb, Chairman of the Board of Directors                              22,864         (E)         1.95%
Ronald J. Macklin, Director                                                      -0-                     *
Philip F. Palmedo, Director                                                   14,124         (F)         1.20%
Richard B. Smith, Director                                                     1,000                     *
Elliot H. Levine, Director-Nominee                                             [-0-]                     [*]
All Directors, Director-Nominees and Executive
Officers as a Group (Eight (8) Persons)                                      187,499                     15.84%

* Less than one percent of the total shares of outstanding stock.

(A)  For a definition of "beneficial ownership" see "Principal Shareholders."

(B) Includes 74,155 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within sixty (60) days of September 24, 2004.

(C) Does not include his wife's and minor children's ownership of 1,089 shares in which he denies any beneficial interest. Includes 21,841 shares issuable upon the exercise to purchase Company Stock which are exercisable within sixty (60) days of September 24, 2004.

(D) Does not include his wife's ownership of 1,801 shares in which he denies any beneficial interest. Includes 4,125 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within sixty (60) days of September 24, 2004.

(E) Includes 13,747 shares of Company stock held by Lamb & Barnosky, LLP Profit Sharing Trust. Mr. Lamb is a Trustee of the Profit Sharing Trust and a partner in Lamb & Barnosky, LLP. Includes 4,125 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within sixty (60) days of September 24, 2004.

(F) Does not include his wife's ownership of 2,750 shares in which he denies any beneficial interest. Includes 4,125 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within sixty (60) days of September 24, 2004.

             INFORMATION ABOUT THE BOARD OF DIRECTORS AND MANAGEMENT


DIRECTOR COMPENSATION

Directors who are full-time salaried employees of the Company are not compensated for their service on the Board or any committee. Non-employee directors are paid an annual fee of $12,000.00, $1,000.00 for each director's meeting attended, $500.00 for each committee meeting attended and travel and lodging expenses where appropriate. All compensation is paid in cash. There was no additional compensation paid by the Company to any other director for Fiscal Years 2004 or 2003. Beginning in Fiscal Year 2005, the Company began paying an additional fee of $2,000.00 per month to the Chairman of the Board of Directors.

Non-Employee Director's Stock Option Plan

The Company adopted a non-qualified stock option plan for all non-employee directors of the Company in October 1996. Each non-employee director was granted an initial 2,500 options on the date of adoption of the plan. These options were exercisable in three equal annual installments commencing on the first anniversary date subsequent to the grant. Additionally, each non-employee director was granted 1,250 options on each January 1, 1997 through 2000, respectively. These additional options are exercisable in full on the first anniversary date subsequent to the date of grant.

A summary of the Company's various fixed stock option plans as of April 30, 2004 and 2003, and changes during the years then ended is presented below:

                                                                         Years Ended April 30,
                                                    ------------------------------------------------------------
                                                                2004                              2003
                                                    --------------------------        --------------------------
                                                                     Weighted                          Weighted
                                                                      Average                           Average
                                                                     Exercise                          Exercise
       Fixed Stock Options                             Shares          Price           Shares            Price
       -------------------                          -----------      ---------        ----------       ---------
       Outstanding, beginning of year                   174,740      $   15.28           142,340       $   15.13
       Granted                                           38,500          16.87            41,800           15.70
       Exercised                                        (38,670)         12.62            (1,700)          10.74
       Canceled                                          (9,920)         14.91            (7,700)          13.97
                                                    ------------                      ----------

       Outstanding, end of year                         164,650          16.30           174,740           15.28
                                                    ===========                       ==========

       Options exercisable at year end                  164,650          16.30           174,740           15.28
                                                    ===========                       ==========

       Weighted average fair value of
         options granted during the year                             $    5.31                         $    5.56
                                                                     =========                         =========


The following table summarizes information about stock options outstanding at April 30, 2004:

                                               Options Outstanding                        Options Exercisable
                                  ----------------------------------------------    -------------------------------
                                                    Weighted
                                                     Average          Weighted                           Weighted
                                                    Remaining          Average                           Average
             Range of               Number         Contractual        Exercise           Number          Exercise
         Exercise Price           Outstanding         Life              Price          Outstanding         Price
       -------------------        -----------     --------------   -------------    ---------------     -----------
              $13.46-14.86           24,150           1.42             $13.95            24,150           $13.95
              $15.46-16.87          108,600           3.49             $16.23           108,600           $16.23
              $18.16-19.10           31,900           1.11             $18.33            31,900           $18.33

       Shares reserved for future issuance at April 30, 2004 are comprised of the following:

       Shares issuable upon exercise of stock options under the
         Company's Non-Employee Director Stock Option Plan                                                31,625

       Shares issuable upon exercise of stock options under
         the Company's stock incentive plan                                                              133,025
                                                                                                         -------
                                                                                                         164,650
                                                                                                         =======

BOARD MEETINGS, COMMITTEES AND ATTENDANCE

Attendance

There were 11 regular and special meetings of the Board of Directors during Fiscal Year 2004. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and each committee of the Board on which such Director served during Fiscal Year 2004.

Independence

The majority of the members of the Board of Directors are independent directors as defined by the listing requirements of The NASDAQ Stock Market.

Committees

The Board of Directors of the Company has established the following committees:

The Executive Committee currently consists of two non-employee members and Mr. Maroney. Directors presently serving on the Executive Committee include Mr. Lamb (Chairman), Mr. Maroney and Mr. Palmedo. The Executive Committee exercises all the authority of the Board of Directors in the management and business affairs of the Company during the intervals between meetings of the Board except with respect to certain matters that by statute may not be delegated by the Board of Directors. The committee did not meet during FY 2004.

The Audit Committee meets with the Company's independent auditors annually to review financial results, audited financial statements, internal financial controls and procedures and audit plans and recommendations. The Audit Committee also recommends the selection, retention or termination of the Company's independent auditors, approves services to be provided by the independent public accountants and evaluates the possible effect the performance of such services will have on the accountants' independence. The Company has adopted a written charter for the Audit Committee, a copy of which is attached hereto as an exhibit. All of the members of the Audit Committee are independent directors as defined by the listing requirements of The NASDAQ Stock Market. The Board has de-termined that Mr. Smith qualifies as an "audit committee financial expert" as a result of relevant experience. The Audit Committee met four (4) times during Fiscal Year 2004 and its current members include Mr. Smith, Mr. Palmedo and Mr. Macklin.

The Executive Compensation Committee consists entirely of non-employee directors and oversees the Company's compensation and benefit policies and programs. It recommends to the Board annual salaries, bonuses and other benefits for elected officers. The Committee met once in Fiscal Year 2004 and its members currently include Mr. Beyer, Mr. Palmedo (Chairman) and Mr. Macklin.

The Nominating Committee consists entirely of non-employee directors and recommends guidelines to the Board regarding the size and composition of the Board and criteria for the selection of nominees. It also recommends the slate of director nominees to be included in the Proxy Statement and recommends candidates for vacancies which may occur. The Nominating Committee has a written charter, which is available on the Company's website, www.gyrodyne.com. Each member of the Nominating Committee is an independent director as defined by the listing standards of The NASDAQ Stock Market. The Nominating Committee will accept for consideration stockholders' nominations for directors if made in writing. The nominee's written consent to the nomination and sufficient background information on the candidate must be included to enable the Committee to make proper judgments as to his or her qualifications. Nominations must be addressed to the Secretary of the Company at the Company's headquarters and must be received no later than the deadline for submissions of stockholders proposals in order to be considered for the next annual election of directors. The Nominating Committee believes that having directors with relevant experience in business and industry, government, education and other areas is beneficial and the Committee seeks to monitor the skills and experience of the Company's directors. All identified candidates, including shareholder-proposed candidates, are evaluated by the Committee using generally the same methods and criteria, although those methods and criteria are not standardized and may vary from time-to-time. The Committee met once during FY 2004 and its members currently include Mr. Smith and Mr. Beyer.

Communication with the Board of Directors

The Board does not currently provide a process for shareholders to send communications to the Board or any of the directors. The Company believes that senior management, as opposed to individual directors, provides the public voice of the Company, and that shareholders can effectively communicate with the Company by contacting the management of the Company through either regular mail, email or in person. Shareholders also have meaningful access to the Board through the shareholder proposal process, which is described below.

Board Attendance Policy

The Company encourages, but does not require, all of its directors to attend annual shareholders meetings of the Company. Last year all of the directors were in attendance at the annual meeting of the Company's shareholders.

                          REPORT OF THE AUDIT COMMITTEE

Pursuant to newly adopted rules by the Securities and Exchange Commission (the
SEC) and the National Association of Securities Dealers, Inc. (the NASD), the Audit Committee of Gyrodyne Company of America, Inc. has issued the following report and affirmed that:

(i) All financial reports (Form 10-QSB and 10-KSB) issued subsequent to March 15, 2001 are reviewed by both the Company's independent auditors and the members of this committee prior to filing such reports with the SEC.

(ii) Audited financial statements have been reviewed and discussed with management.

(iii) We have reviewed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 pertaining to communications with Audit Committees.

(iv) We have received from the auditors written disclosures regarding the auditors' independence as required by Independence Standards Board Standard No. 1 and we have discussed their independence with respect to the Company with them.

(v) Based on the review and discussion referred to above, we have recommended that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the most recent fiscal year.

(vi) All of the members of the Company's Audit Committee qualify as being independent as defined in the applicable listing standards issued by the NASD.

(vii) The Board of Directors has adopted a written charter for the Audit Committee.

                                    Members of the Committee
                                    Richard B. Smith (Chairman)
                                    Philip F. Palmedo
                                    Ronald J. Macklin


EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Peter Pitsiokos, age 45, has served as Executive Vice President, Secretary, General Counsel and Chief Compliance Officer of the Company since November 1992. Mr. Pitsiokos was formerly the Executive Assistant District Attorney in Suffolk County, New York. He also served as the Assistant Director of Economic Development and the Director of Water Resources in the Town of Brookhaven.

EXECUTIVE COMPENSATION

The following table sets forth cash and non-cash compensation for the fiscal years ended April 30, 2004, April 30, 2003 and April 30, 2002 awarded to or earned by Stephen V. Maroney, the Company's President and Chief Executive Officer, and Peter Pitsiokos, the Company's Executive Vice President and Secretary. No other officer's total annual salary and bonus for fiscal year end April 30, 2004 was in excess of $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                                        Long term Compensation
                                            Annual Compensation                       Awards              Pay outs
                                           ------------------------------------------------------------------------
                                                                                      Securities
                                                        Other Annual   Restricted     Underlying      LTIP
         Name and                    Salary    Bonus    Compensation      Stock     Options/LSARs    Payout      All Other
    Principal Position       Year      ($)      ($)        ($) (A)      Award ($)        (#)           ($)     Compensation
------------------------------------------------------------------------------------------------------------------------------
Stephen V. Maroney
President & CEO              2004    209,500     0        49,628(B)         0           17,500          0            0

                             2003    209,500     0        22,422(B)         0           20,355          0            0

                             2002    190,750     0            0             0           13,750          0            0

Peter Pitsiokos
Exec.V.P. and Secretary      2004    152,500     0        70,188(C)         0           13,500          0            0

                             2003    148,990     0        17,797(C)         0           13,945          0            0

                             2002    123,128     0            0             0           14,300          0            0

(A) The Company has concluded that aggregate amounts of personal benefits to any of the current executives does not exceed the lesser of $50,000 or 10% of compensation and bonuses reported above for the named executive officers, and that the information set forth in tabular form above is not rendered materially misleading by virtue of the omission of such personal benefits.

(B) In Fiscal Year 2004, Mr. Maroney exercised 4,125 options and received an equal number of shares with a value of $49,628. In Fiscal Year 2003, Mr. Maroney received 1,430 shares from stock awards granted with a value of $22,422.

(C) In Fiscal Year 2004, Mr. Pitsiokos exercised 6,600 options with SAR's and received 2,922 shares with a value of $70,188. In Fiscal Year 2003, Mr. Pitsiokos received 1,135 shares from stock awards granted with a value of $17,797.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

The Company's executive compensation program is administered by the Executive Compensation Committee of the Board. The Committee reviews and recommends compensation for executive officers. The Committee's recommendations are considered by the Board's non-employee directors.

The goal of the Company's Executive Compensation Committee is to ensure that an appropriate relationship exists between executive compensation and the creation of shareholder value, while at the same time motivating and retaining key employees. Salary guidelines for executive officers are established by comparing responsibilities of the position to similar positions in other comparable companies. The Company has long believed in the importance of aligning the interests of executives and shareholders through stock ownership by key employees. The primary components of compensation, base salary and stock option awards are designed to accomplish the Committee's goals.

The Committee evaluates management based on the Company's financial and non-financial performance recognizing that land and property management constitute the major portion of the Company's business activities.

Comparisons of the Company's compensation levels with those of similar land management and property rental organizations are extremely limited and primarily based on estimates since most are privately owned and not required to make public disclosures. In light of these estimations, it is the Committee's opinion that the Company's level of overall compensation is competitive and in the low to mid range on a comparative basis.

It is the position of both the Executive Compensation and the Stock Option Committees that management's performance can best be evaluated based on its ability to formulate, oversee and administer corporate strategy, which itself is the product of Board action and direction. For the foreseeable future, that strategy is to focus primarily on continued progress in the real estate operation, principally the development of Flowerfield.

In establishing the compensation for Messrs. Maroney and Pitsiokos, the Committee observes the policy set forth above for Executive Officers. No specific weighting is applied to the various factors in determining total compensation.

                            MEMBERS OF THE COMMITTEE
                            Philip F. Palmedo (Chairman)
                            Robert H. Beyer
                            Ronald J. Macklin

Employment Contracts

Effective January 23, 2003, the Company entered into amended and restated employment agreements with Stephen V. Maroney as President, Chief Executive Officer, and Treasurer and Peter Pitsiokos as Executive Vice President, Secretary, and General Counsel. Their annual salaries are currently at $209,500 and $152,500, respectively. The terms of the agreements were extended from one to three years, contain evergreen provisions, and provide for severance payments equivalent to three years' salary in the event of a change in control. Both agreements were attached as Exhibit 10, Material Contracts, in the 10-QSB dated January 31, 2003.

1993 Stock Incentive Plan

In 1993, the shareholders adopted a stock incentive plan (the "Plan") under which participants may be granted Incentive Stock Options ("ISOs"), Non-Qualified Stock Options ("NQSOs") or Stock Grants. The purpose of the Plan is to promote the overall financial objectives of the Company and its shareholders by motivating those persons selected to participate in the Plan to achieve growth in shareholder value and retain the association of those individuals who are instrumental in achieving this growth. Such options or grants become exercisable at various intervals based upon vesting schedules as determined by the Stock Option Committee. The options expire between October 2004 and May 2008. There are no remaining shares or rights available for issuance under this plan. No options or SARs were issued during the last fiscal year.

                  AGGREGATED OPTION/LSAR EXERCISES IN LAST FISCAL YEAR
                              AND FY-END OPTION/LSAR VALUES

                                                                  Number of Securities            Value of Unexercised
                                                                 Underlying Unexercised               In-the-Money
                                    Shares                         Options/LSAR's at                Options/LSAR's at
                                 Acquired on       Value             April 30, 2004                April 30, 2004 ($)
             Name                  Exercise      Realized      Exercisable/Unexercisable        Exercisable/Unexercisable
             ----                  --------      --------      -------------------------        -------------------------
                                      -              -
Stephen V. Maroney  President                                           74,155/0                       $888,400/$0
and CEO
                                      -              -
Peter Pitsiokos                                                         39,685/0                       $473,326/$0
Exec. V.P. and Secretary


Incentive Compensation Plan

The Company has an incentive compensation plan for all full-time employees and members of the Board in order to promote shareholder value. The benefits of the incentive compensation plan are realized only upon a change in control of the Company. Change in control is defined as the accumulation by any person, entity or group of 30% or more of the combined voting power of the Company's voting stock or the occurrence of certain other specified events. In the event of a change in control, the Company's plan provides for a cash payment equal to the difference between the plan's "establishment date" price of $15.39 per share and the per share price of the Common Stock on the closing date, equivalent to 100,000 shares of Common Stock. The payment amount would be distributed to eligible participants based upon their respective weighted percentages (ranging from .5% to 18.5%).

TRANSACTIONS WITH CERTAIN RELATED PERSONS

There were two transactions in the current year and one in the prior year involving officers, directors or beneficial owners of more than 5% of the Company's common stock, or any relative or spouse of the foregoing persons, that had a direct or indirect interest in any transaction involving the Company or its subsidiaries which exceeded $60,000. The Company currently has a mortgage receivable in the principal amount of $1,800,000 due from Gerard Scollan, a former tenant and current beneficial owner of more than five percent of the Company's Common Stock. The mortgage bears interest at 5% annually and the Company received $90,000 in interest during the current fiscal year and less than $60,000 in the prior fiscal year. The Company believes that the terms of the mortgage are no less favorable to the Company than could have been obtained from an unaffiliated third party.

Mr. Paul L. Lamb, Chairman of the Board of Directors, is a partner in the law firm of Lamb & Barnosky, LLP, which performs legal services for the Company and is paid its usual and customary fees for those services. In Fiscal Year 2004, total fees paid to Lamb & Barnosky, LLP were $228,962 and in Fiscal Year 2003 total fees paid amounted to $119,201.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Company's directors, executive officers and any person holding more than ten percent of the Company's Common Stock file with the SEC reports of ownership changes, and that such individuals furnish the Company with copies of the reports.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, the Company believes that none of the executive officers or directors were late in filing any required Forms 3 or Forms 4 with the SEC for fiscal year 2004. A review of prior year filings indicates that no 10% holder of Gyrodyne Common Stock failed to file timely reports.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                  (Proposal 2)

The Board of Directors, upon the recommendation of the Audit Committee, comprised entirely of outside directors, has appointed Holtz Rubenstein Reminick LLP ("HR") of 125 Baylis Road, Melville, New York 11747, as independent public accountants of the Company and its subsidiaries for the current Fiscal Year, and to perform such other professional services, if any, as may be required of them. The appointment of HR has been ratified by the shareholders every year since 1990. The Board is requesting ratification of HR as independent public accountants. This firm has no financial interest in the Company or any connection with the Company other than as auditors and independent public accountants.

In the event the proposal is defeated, the adverse vote will be considered a direction to the Board to select other independent public accountants for the next fiscal year. However, because of the expense and difficulty of making any substitution of independent public accountants after the beginning of a fiscal period, it is contemplated that the appointment for 2005 will be permitted to stand unless the Board finds other reasons for making the change.

Audit Fees. Audit fees with out of pocket expenses billed or expected to be billed to the Company by HR for the audit of the Company's financial statements for the fiscal year ended April 30, 2004 and for reviews of the Company's financial statements included in the Company's quarterly reports on Form 10-QSB for the last fiscal year totaled $40,000 and for Fiscal Year 2003 totaled $38,500.

Audit-Related Fees. Audit-related fees, consisting of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements that are not reported under "Audit Fees" totaled $8,800 in Fiscal Year 2004 and totaled $11,575 for Fiscal Year 2003.

Tax Fees. Aggregate fees billed for professional services rendered for tax compliance, tax planning and tax advice totaled $13,100 in Fiscal Year 2004 and $12,000 in Fiscal Year 2003.

All Other Fees. No other fees were billed or expected to be billed to the Company by HR for other products and services provided during the two last fiscal years.

Representatives of HR are expected to be present at the Annual Meeting, will be given an opportunity to make a statement if they desire to do so and are expected to be available at a designated time during the meeting to respond to appropriate questions.

The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent auditors. All of the fees shown above were pre-approved by the Audit Committee.

--------------------------------------------------------------------------------

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.
            THIS IS IDENTIFIED AS ITEM 2 ON THE ENCLOSED PROXY CARD.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

Accompanying this Proxy Statement is the Annual Report for the latest Fiscal Year ended April 30, 2004 which includes audited Balance Sheets and Statements of Income and Cash Flow for each of the two most recent fiscal years.


                          2005 STOCKHOLDER'S PROPOSALS

If a shareholder wishes to have a particular proposal considered by the Board for inclusion in the Company's Proxy Statement for an Annual Meeting of Shareholders, the shareholder must satisfy the requirements set by the SEC in its proxy rules. The particular proxy rule, Rule 14a-8, requires that shareholders submit their proposals in writing to the Company at least 120 days before the anniversary date of the proxy statement mailing date for the prior year's annual meeting. Thus, Shareholders who wish to submit their proposals for inclusion in the Company's proxy statement for next year's annual meeting (in
2005) must deliver such proposals to the Corporate Secretary on or before June 14, 2005. The notice must clearly identify the proposal, contain a brief supporting statement and all required information about the proposing shareholder, and otherwise satisfy the SEC's rule. Proposals should be addressed to the Secretary of the Company, Gyrodyne Company of America, Inc., 102 Flowerfield, Saint James, New York 11780.

In order for a shareholder nomination or proposal to be raised from the floor during the 2005 Annual Meeting of Shareholders, the Company By-laws require that written notice thereof must be received by the Company not less than 120 days nor more than 150 days before the anniversary date of the prior year's annual meeting (there are special rules if the current year's meeting date is changed by more than 30 days from the prior year's meeting date or the number of directors are changed). For the 2005 Annual Meeting of Stockholders, the written notice must be given not later than July 14, 2005 and no earlier than June 14, 2005. The shareholder's written notice must contain (i) all information relating to any nominees proposed by the shareholder that is required to be disclosed in solicitations of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934 and Rule 14a-11 thereunder, (ii) a brief description of any proposals sought to be presented for a vote at the Meeting, (iii) the shareholder's name and record address and (iv) the class and number of shares of Company Common Stock that is beneficially owned. Shareholders proposing nominees for election to the Board of Directors must have continuously held at least $2,000 in market value, or 1%, of the Company's outstanding Common Stock entitled to vote for at least one year by such date of giving of notice or be entitled to cast votes with respect to at least 5% of the outstanding Common Stock. Nominations and proposals should be submitted in writing to the Secretary of the Company, Gyrodyne Company of America, Inc., 102 Flowerfield, Saint James, New York 11780, who will submit them to the Board for its consideration.



                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 Peter Pitsiokos
                                 Corporate Secretary

                        GYRODYNE COMPANY OF AMERICA, INC.
                             AUDIT COMMITTEE CHARTER

Organization

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of non-employee directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

     o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

     o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

     o Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

     o Review quarterly and annual financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

     o Provide sufficient opportunity for independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

     o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                   Appendix 1

                        GYRODYNE COMPANY OF AMERICA, INC.

                                 Revocable Proxy

                 PROXY/AUTHORIZATION AND DIRECTION FOR EXECUTION
             OF PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby designates Stephen V. Maroney and Peter Pitsiokos, and each of them, their true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of GYRODYNE COMPANY OF AMERICA, INC. to be held at the Company's Flowerfield Complex, St. James, New York 11780 on Thursday, November 11, 2004 at 11:00 A.M., and any adjournment thereof, and revoking all proxies heretofore given, as designated hereon. As to any other matter, the proxies shall be authorized to vote in accordance with their best judgment. This proxy shall remain in effect for a period of one year from its date.

SIGN BELOW - Please sign exactly as your name appears hereon. If shares are registered in more than one name, all should sign but if one signs, it binds the others. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized per-son. If a partnership, please sign partnership name by an authorized person.

Dated  _____________________________      Signature_____________________________


                                          Signature_____________________________

THIS PROXY/AUTHORIZATION AND DIRECTION FOR EXECUTION OF PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE FOR A PROPOSAL, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. Receipt of the Proxy Statement and Annual Report is hereby acknowledged.


A vote FOR Item 1 is recommended by the Board of Directors.

Proposal 1:   To elect three directors to serve for a term     1:  [ ]  FOR
              of three years and one director to serve
              for a term of one year and until their               [ ]  WITHHELD
              successors shall be elected and shall
              qualify:

              Philip F. Palmedo             Term Expiring 2007
              Stephen V. Maroney            Term Expiring 2007
              Ronald J. Macklin             Term Expiring 2007
              Elliot H. Levine              Term Expiring 2005


To withhold authority to vote for any nominee(s), line through or otherwise strike out the name of such nominee(s).


A vote FOR Item 2 is recommended by the Board of Directors.

Proposal 2:   To ratify the engagement of Holtz                2:  [ ]  FOR
              Rubenstein Reminick LLP as Certified                 [ ]  AGAINST
              Public Accountants for the current                   [ ]  ABSTAIN
              fiscal year.